                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 30, 2003


                               INPUT/OUTPUT, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)





           DELAWARE                      1-13402                 22-2286646
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
        INCORPORATION)                                       IDENTIFICATION NO.)


         12300 PARC CREST DRIVE
            STAFFORD, TEXAS                                        77477
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 933-3339

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

The following exhibit (i) is furnished pursuant to Item 12 of Form 8-K, (ii) is not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (iii) shall not be incorporated by reference into any previous or future filings made by or to be made by Input/Output, Inc. (the "Company") with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

         EXHIBIT NO.         DESCRIPTION

             99.1            Earnings Release for Quarter Ended June 30, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 30, 2003, the Company issued a press release regarding its results of operations for the second quarter of 2003, a copy of which is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IMCO RECYCLING INC.

Dated:  July 30, 2003                     /s/ Brad Eastman
                                          -----------------------------------
                                          Brad Eastman
                                          Vice President and
                                          Chief Administrative Officer

                                INDEX TO EXHIBITS

         INTRODUCTORY NOTE: The following exhibit is furnished pursuant to Item 12 of Form 8-K and is not to be considered "filed" under the Exchange Act and shall not be incorporated by reference into any of the Company's previous or future filings under the Securities Act or the Exchange Act.


         EXHIBIT NO.          DESCRIPTION
         -----------          -----------

            99.1              Earnings Release for Quarter Ended June 30, 2003